UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2022

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place Suite 1000
Milwaukee, Wisconsin		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 414 760-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2022, The Manitowoc Company, Inc. (the “Company”) announced that David J. Antoniuk, the Company’s Executive Vice President and Chief Financial Officer, will retire from his role as Chief Financial Officer of the Company as of May 2, 2022 and that Brian P. Regan, currently the Company’s Vice President, Corporate Controller and Principal Accounting Officer, will become Executive Vice President and Chief Financial Officer as of May 2, 2022.

Mr. Regan, 48, has served as Vice President, Corporate Controller and Principal Accounting Officer since November 2018 and over the last 12-months, he has also been responsible for Treasury. Prior to Manitowoc, Mr. Regan served in positions of increasing responsibility at SPX Corporation from 2006 to 2018 where he most recently served as Vice President Finance, Chief Financial Officer of SPX Transformer Solutions from 2013 to 2018. Prior to SPX Corporation Mr. Regan served in positions of increasing responsibility at Ernst & Young LLP and Ogilvy & Mather. Mr. Regan holds a Bachelor of Arts in Economics and Accounting from the College of the Holy Cross and earned his Certified Public Accountant license in New York.

A copy of the press release announcing this CFO succession is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01 Financial Statements and Exhibit

(d)	Exhibits	The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit No.	Description	Filed Herewith

99	The Manitowoc Company, Inc. press release dated February 21, 2022.	X

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date:	February 22, 2022	By:	/s/ Thomans L. Doerr, Jr.
Thomas L. Doerr, Jr. Executive Vice President, General Counsel and Secretary